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WELLMAN, INC.

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MAY 2003 EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT STRICTLY PRIVATE AND CONFIDENTIAL YES NO

Agenda Historical Perspective Alternative Financing Markets Why Private Equity The Competitive Process Warburg Pincus Review of Private Equity Terms Key Factors to Consider Business Review 1 E V A L U A T I N G W E L L M A N ' S P R O P O S E D P R I V A T E E Q U I T Y I N V E S T M E N T

Historical perspective

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

- Pearl River plant decision
  - Far eastern financial crisis
  - Fiber conversions prolong PET resin cycle
  - Idled staple fiber line—$200 million
- January 2001 DOJ investigation of polyester staple fiber industry
- Reduced availability in financial markets
- Change in rating agency perspective

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EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

Alternative financing markets

Bank market

- Limited availability—fewer banks and smaller participations in syndications
- Issues relating to negative ratings momentum and business cyclicality
- Limited fee income for banks
- Issues relating to security

Debt private placement market

- Limited availability (smaller investments and fewer investors for NAIC-3 company)
- Issues relating to security

Public debt & equity markets

- Sharply curtailed access due to DOJ investigation of polyester staple fiber industry

Securitizations

- Expect to maintain both securitizations
- Challenges include new accounting rules
- Significant decrease in liquidity providers for securitizations
- Difficulties in maintaining securitizations with non-investment grade ratings

Equity private placement markets

- Privately placed mezzanine financing or preferred stock available

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Why private equity Significant leverage $450 million in debt and securitizations2 4.3x LTM EBITDA, 60.2% debt to capital ratio1 Substantial short-term maturities $400 in new financing required2 $310 million or 70% of outstanding debt matures within 15 months2 Non-investment grade company Negative momentum from rating agencies Ratings would decline further without equity investment Restricted ability to utilize secured financing Sharply curtailed access to public debt and equity markets Key factors 1 Based on fair market value of equity at 03/31/03 2 December 31, 2002 Private equity - the best alternative 4 EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

MAY 2003 EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT STRICTLY PRIVATE AND CONFIDENTIAL YES NO

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

The competitive process

Process overview

- Started the process in April 2002
- Three advisors—JPMorgan, Bear Stearns, Fleet
- Robust, competitive auction process
  - Approached 20 private equity investors
  - Initial due diligence with 11 firms
  - Three term sheets
  - Extensive board review process
- Warburg Pincus selected because
  - Best economics
  - Proven track record
  - Strong financial partner
  - Fewest control restrictions
  - Better exit strategies
  - Strong relationships with financial institutions

Warburg Pincus - the best private equity investment

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Warburg Pincus

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

The firm

- Leading firm in private equity investing for over 30 years
- Raised over $19 billion in 10 private equity funds since 1971 including the most recent, Warburg Pincus Private Equity VIII, which closed in 2002 with subscribed capital of $5.34 billion
- Invested over $15 billion in 469 portfolio companies in 29 countries during past 30 years—one of the most active investors in the private equity market
- Active in the manufacturing and industrial sectors for many years—successfully identifying undervalued companies with significant market share and potential for long-term growth

The individuals

- Oliver Goldstein – Current Board Member
- David Barr – Future Board Member
- Kewsong Lee – Observer

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Summary of material terms of private equity investment Proceeds up to $153.5 million-($125.4 preferred stock; $28.1 warrants) Initial ownership: 26%; 30% if warrants exercised Dividends: 8.5% accretion expected first four years No cash payments-first five years Effect on EPS Non cash dividend on preferred stock reduces EPS EPS expected to be calculated without any dilution as a result of preferred shares for first four years Warrants included in EPS only to the extent they are in-the-money (treasury stock method) Board seats: two board seats and one observer provided Warburg Pincus owns at least 33% of original investment Adjustment of conversion price: reduced by 40% if the common stock is worth less than $18.50 at the end of fourth year Cumulative ownership: may own up to 49% during first five years based on dividend accretion, adjustment to conversion price and exercise of warrants 8 E V A L U A T I N G W E L L M A N ' S P R O P O S E D P R I V A T E E Q U I T Y I N V E S T M E N T

Convertibility of preferred shares Conversion by Wellman after fifth anniversary if common stock >125% of conversion price for 30 consecutive days Conversion by Wellman Conversion by investor Common stock >$23 for 60 consecutive days Extraordinary cash charges in one year > $50 million Change of control Earnings from continuing operations plus depreciation and amortization (tax effected) < $1.50 per share (2002 = $2.17) Board approval 9 EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

Limitations on change of control

- Warburg Pincus economic incentives are generally aligned with common shareholders
- Warburg Pincus does not have the ability to limit a change of control transaction (a transaction where more than 50% of stock is transferred)
- Upon a Change of Control, Warburg Pincus will receive
  - Dividend for period between Change of Control date and fifth anniversary
  - Conversion price adjustment of up to 40% based on the following
    - Year one—$14
    - Year two—$17
    - Year three—$20
    - Year four—$23
- Could be waived by Warburg Pincus

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Key factors to consider Stronger financial position Substantial liquidity No current cash dividends Valuable additions to board Substantial additional resources and capital Equity Investment Superior to Debt Investment Dilution Limitations on change of control 11 E V A L U A T I N G W E L L M A N ' S P R O P O S E D P R I V A T E E Q U I T Y I N V E S T M E N T

Stronger financial position The private equity investment will result in a more attractive credit Reduced leverage Improved credit ratings Lower cost of debt In 2002 our cost of funding (risk free interest rate plus a credit spread) was Average cost of funds-4.0% Debt and securitizations at December 2002 were $451 million We were investment grade in 2002 Each 100 basis point increase in credit spread costs $4.5 million The expected increase in our credit spread would be 300-500 basis points without the equity investment (if available) 100-200 basis points with equity investment Based on 2002 earnings, and assuming the equity investment saves 180 basis points, the interest savings make it non-dilutive 12 EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

Pro forma earnings Assumptions: 1. Securitization charges are rent and discounts on accounts receivable 2. Equity investment proceeds of $118 million were received at the beginning of 2002, all obligations refinanced with no prepayment penalties 3. Warrants are not exercised and assumed to be non-dilutive 4. Assumptions for pro forma calculation are different than in the proxy-higher debt costs are assumed 13 EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

Substantial liquidity

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

Key liquidity considerations

- Limited sources of liquidity
  - Bank market
  - Private placement market
  - Securitizations
  - Private equity investment
- Liquidity from deal—$325 million
  - $153.5 million—Warburg Pincus
  - $175 million—bank debt

Private equity investment lowers potential shareholder risk, but reduces upside potential

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Investing at a premium 15 E V A L U A T I N G W E L L M A N ' S P R O P O S E D P R I V A T E E Q U I T Y I N V E S T M E N T

Equity Investment is Superior to Debt Investment

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

If shareholder approval is not obtained:

- Warburg Pincus will invest $49.9 million in form of subordinated notes
  - Lack of shareholder approval significantly diminishes investment amount
  - $20 million note funded February 2003
- Warburg Pincus receives warrants to purchase 1.25 million shares
  - Potential proceeds = $14.1 million
- Wellman required to refinance its maturing debt in a significantly weakened position
  - Less liquidity/Bank deal at risk
  - Weaker capital structure
  - Difficulty achieving investment grade status
  - Perception of liquidity/refinancing risk
- Earnings fluctuate based on changes in stock price

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Dilution

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

- New equity means earnings need to increase for shareholders to avoid economic dilution. If equity increases 26%:
  - 2002 pretax earnings would have had to increase by $12.0 million ($9.0 million after tax) to avoid economic dilution
  - Savings on interest and securitizations are expected to approximate this amount
- To avoid dilution earnings must increase proportionally with Warburg Pincus's increased investment that results from dividend accretion
- If target prices aren't achieved at end of fourth year up to 10 million additional shares may be issued on conversion
  - Warburg Pincus' potential ownership may increase to 49%
  - Additional earnings needed to avoid dilution

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Evaluate benefits and risk: Vote YES to shareholder proposal! Liquidity Strong partner Reduced interest cost Flexibility Risks Risk of dilution Change of control premium Senior Executives Own 7.5% of the stock... ....and they vote YES ? Benefits Risks 18 EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

Overview of Wellman's business

Domestic PET resin

- Long term
  - Higher capacity utilization
  - Improved margins
  - Additional Wellman capacity
- Short term
  - Competitors with significant capacity additions
  - Volatile raw material prices
  - Capital required for low cost expansions

Domestic fibers

- Long term
  - Commodity business
  - Wellman and its customers adversely impacted by far eastern imports
  - Competitors close fiber capacity
  - Patented technology provides opportunities in specialty fibers
- Short term
  - Excess capacity
  - Volatile raw material prices

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Overview of Wellman's business (cont'd)

EVALUATING WELLMAN'S PROPOSED PRIVATE EQUITY INVESTMENT

European businesses

- Long term
  - Competitive advantage due to recycling capability
  - 100% recycled material used in fibers, up to 50% recycled material used in resins
  - Government regulations require more recycling, improving Wellman's competitive advantage
- Short term
  - Increased costs
  - Small raw material margins improvement

Corporate

- Focus on cost reductions

Significant potential for profit improvement

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This is not a solicitation of a proxy from you. In the future, Wellman, Inc. expects to solicit proxies from its shareholders in connection with a special meeting of shareholders to consider the creation and issuance of preferred stock to a single investor. When the proxy statement in connection with that solicitation becomes available, it will be sent to you. It will contain important information, and you should read it carefully before deciding how to vote your shares at the special meeting of shareholders. When the proxy statement becomes available, you can also get it free at the web site of the securities and exchange commission at www.Sec.Gov. 21 E V A L U A T I N G W E L L M A N ' S P R O P O S E D P R I V A T E E Q U I T Y I N V E S T M E N T

Forward-Looking Statement & Copyright Statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, words such as "believes," "expects," "anticipates," and similar expressions are intended to identify forward-looking statements. These statements are made as of the date hereof based upon current expectations, and we undertake no obligation to update this information. These forward-looking statements involve certain risks and uncertainties, including, but not limited to: demand and competition for polyester fiber and PET resins; the financial condition of our customers; availability and cost of raw materials; availability and cost of petrochemical feedstock necessary for the production process; availability of financing, changes in financial markets, interest rates, credit ratings, and foreign currency exchange rates; U.S., European, Far Eastern and global economic conditions; prices and volumes of imports; work stoppages; levels of production capacity and profitable operation of assets; changes in laws and regulations; prices of competing products; natural disasters and acts of terrorism; maintaining the operations of our existing production facilities; and impact of governmental investigation of pricing practices in polyester staple fiber industry. Actual results may differ materially from those expressed herein. Results of operations in any past period should not be considered indicative of results to be expected in future periods. Fluctuations in operating results may result in fluctuations in the price of our common stock. For a more complete description of the prominent risks and uncertainties inherent in our business, see our Form 10-K/A for the year ended December 31, 2002. This presentation is copyrighted by Wellman. It cannot be reprinted, recorded or broadcast without Wellman's express permission.